Exhibit 99.1

IASIS Healthcare Announces Fourth Quarter and Year-End 2010 Results

FRANKLIN, Tenn.--(BUSINESS WIRE)--December 7, 2010--IASIS Healthcare® LLC (“IASIS”) today announced financial and operating results for the fiscal fourth quarter and year ended September 30, 2010.

Net revenue for the fourth quarter totaled $629.9 million, an increase of 1.6%, compared to $620.1 million in the prior year quarter. Adjusted EBITDA for the fourth quarter totaled $62.8 million, compared to $68.1 million in the prior year quarter. Net earnings from continuing operations for the fourth quarter totaled $12.6 million, compared to a net loss from continuing operations of $27.3 million in the prior year quarter, which included a $64.6 million non-cash charge for the impairment of goodwill.

In the fourth quarter, admissions decreased 1.3% and adjusted admissions increased 0.1%, compared to the prior year quarter. Net patient revenue per adjusted admission increased 1.3% in the fourth quarter, compared to the prior year quarter.

Net revenue for the year ended September 30, 2010, totaled $2.5 billion, an increase of 6.8%, compared to $2.4 billion in the prior year. Adjusted EBITDA for the year ended September 30, 2010, totaled $290.8 million, compared to $299.9 million in the prior year. Net earnings from continuing operations for the year ended September 30, 2010, totaled $75.8 million, compared to $38.3 million in the prior year, which includes the impact of the Company’s non-cash charge related to the impairment of its goodwill.

For the year ended September 30, 2010, admissions and adjusted admissions increased 0.7% and 0.6%, respectively, compared to the prior year. Net patient revenue per adjusted admission increased 3.8% for the year ended September 30, 2010, compared to the prior year.

In commenting on results, W. Carl Whitmer, president and chief executive officer of IASIS Healthcare, said, “The effect of industry-wide pressures, including volume softness, payor mix shifts and Medicaid reimbursement cuts, created a challenging 2010 year. Despite these obstacles, our ability to generate significant cash flows, expand in new and existing markets, and maintain a strong financial position highlights the strength of our company. Our new executive management team is now in place, and we are very excited about the future of our company. As we move into 2011, we are committed to executing a strategy that continues to expand our footprint, build an infrastructure that supports growth, provide high-quality patient care and focus on operational excellence.”

A listen-only simulcast and 30-day replay of IASIS’ fourth quarter and year-end conference call will be available by clicking the “For Investors” link on the Company’s Web site at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on December 7, 2010. A copy of this press release will also be available on the Company’s Web site.

IASIS, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS owns or leases 17 acute care hospital facilities and one behavioral health hospital facility with a total of 3,570 licensed beds and has total annual net revenue of approximately $2.5 billion. These hospital facilities are located in seven regions: Salt Lake City, Utah; Phoenix, Arizona; Tampa-St. Petersburg, Florida; four cities in Texas, including San Antonio; Las Vegas, Nevada; West Monroe, Louisiana; and Woodland Park, Colorado. IASIS also owns and operates a Medicaid and Medicare managed health plan in Phoenix that serves more than 199,000 members. For more information on IASIS, please visit the Company’s Web site at www.iasishealthcare.com.

Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, future financial and operating results, the Company’s plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and other filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Adjusted EBITDA represents net earnings from continuing operations before interest expense, income tax expense, depreciation and amortization, impairment of goodwill, stock compensation, gain (loss) on disposal of assets and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company’s majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company’s senior secured credit facilities and may not be comparable to similarly titled measures of other companies. A table describing adjusted EBITDA and reconciling net earnings from continuing operations to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information.

IASIS HEALTHCARE LLC Consolidated Statements of Operations (Unaudited) (in thousands)

	Quarter Ended September 30,		Year Ended September 30,
	2010	2009	2010	2009
Net revenue:
Acute care revenue	$428,899	$424,963	$1,729,344	$1,662,469
Premium revenue	201,040	195,093	792,062	699,503
Total net revenue	629,939	620,056	2,521,406	2,361,972

Costs and expenses:
Salaries and benefits (includes stock compensation of $120, $141, $2,487 and $561, respectively)	171,615	165,534	686,303	660,921
Supplies	66,378	63,044	266,545	250,573
Medical claims	167,959	170,241	678,651	592,760
Other operating expenses	97,062	88,724	363,916	325,735
Provision for bad debts	54,779	54,671	197,680	192,563
Rentals and leases	9,468	9,906	39,955	39,127
Interest expense, net	16,745	16,761	66,810	67,890
Depreciation and amortization	24,197	23,953	96,106	97,462
Management fees	1,250	1,250	5,000	5,000
Impairment of goodwill	–	64,639	–	64,639
Hurricane-related property damage	–	–	–	938
Total costs and expenses	609,453	658,723	2,400,966	2,297,608

Earnings (loss) from continuing operations before gain (loss) on disposal of assets and income taxes	20,486	(38,667)	120,440	64,364
Gain (loss) on disposal of assets, net	314	(32)	108	1,465

Earnings (loss) from continuing operations before income taxes	20,800	(38,699)	120,548	65,829
Income tax expense (benefit)	8,171	(11,399)	44,715	27,576

Net earnings (loss) from continuing operations	12,629	(27,300)	75,833	38,253
Earnings (loss) from discontinued operations, net of income taxes	(724)	157	(1,087)	(176)

Net earnings (loss)	11,905	(27,143)	74,746	38,077
Net earnings attributable to non-controlling interests	(2,216)	(2,747)	(8,279)	(9,987)

Net earnings (loss) attributable to IASIS Healthcare LLC	$9,689	$(29,890)	$66,467	$28,090

IASIS HEALTHCARE LLC Consolidated Balance Sheets (Unaudited) (in thousands)

	Sept. 30, 2010	Sept. 30, 2009

ASSETS

Current assets:
Cash and cash equivalents	$144,511	$206,528
Accounts receivable, net	209,173	230,198
Inventories	53,842	50,492
Deferred income taxes	15,881	39,038
Prepaid expenses and other current assets	65,340	49,453
Total current assets	488,747	575,709

Property and equipment, net	985,291	997,353
Goodwill	718,243	717,920
Other intangible assets, net	27,000	30,000
Deposit for acquisition	97,891	–
Other assets, net	36,022	36,222
Total assets	$2,353,194	$2,357,204

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$78,931	$68,552
Salaries and benefits payable	38,110	42,548
Accrued interest payable	12,536	12,511
Medical claims payable	111,373	113,519
Other accrued expenses and other current liabilities	106,614	65,701
Current portion of long-term debt and capital lease obligations	6,691	8,366
Total current liabilities	354,255	311,197

Long-term debt and capital lease obligations	1,044,887	1,051,471
Deferred income taxes	109,272	106,425
Other long-term liabilities	60,162	54,222

Non-controlling interests with redemption rights	72,112	72,527

Equity:
Member’s equity	702,135	750,932
Non-controlling interests	10,371	10,430
Total equity	712,506	761,362
Total liabilities and equity	$2,353,194	$2,357,204

IASIS HEALTHCARE LLC Consolidated Statements of Cash Flows (Unaudited) (in thousands)

	Year Ended September 30,
	2010	2009
Cash flows from operating activities:
Net earnings	$74,746	$38,077
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	96,106	97,462
Amortization of loan costs	3,163	3,029
Stock compensation costs	2,487	561
Deferred income taxes	30,473	(5,572)
Income tax benefit from stock compensation	(1,770)	–
Income tax benefit from parent company interest	8,554	27,344
Gain on disposal of assets, net	(108)	(1,465)
Loss from discontinued operations	1,087	176
Impairment of goodwill	–	64,639
Hurricane-related property damage	–	938
Changes in operating assets and liabilities, net of the effect of acquisitions and dispositions:
Accounts receivable, net	21,279	(7,302)
Inventories, prepaid expenses and other current assets	(19,227)	6,728
Accounts payable, other accrued expenses and other accrued liabilities	41,957	45,884
Net cash provided by operating activities – continuing operations	258,747	270,499
Net cash provided by (used in) operating activities – discontinued operations	(1,508)	1,472
Net cash provided by operating activities	257,239	271,971

Cash flows from investing activities:
Purchases of property and equipment, net	(81,268)	(87,720)
Cash paid for acquisitions, net	(98,305)	(1,941)
Proceeds from sale of assets	57	5,252
Change in other assets, net	3,043	1,823
Net cash used in investing activities – continuing operations	(176,473)	(82,586)
Net cash provided by investing activities – discontinued operations	–	10
Net cash used in investing activities	(176,473)	(82,576)

Cash flows from financing activities:
Payment of debt and capital lease obligations	(8,378)	(55,476)
Distribution to parent company in connection with the repurchase of equity, net	(124,962)	–
Distributions to non-controlling interests	(8,984)	(6,750)
Costs paid for the repurchase of non-controlling interests, net	(459)	(1,379)
Net cash used in financing activities	(142,783)	(63,605)

Change in cash and cash equivalents	(62,017)	125,790
Cash and cash equivalents at beginning of period	206,528	80,738
Cash and cash equivalents at end of period	$144,511	$206,528

Supplemental disclosure of cash flow information:
Cash paid for interest	$63,762	$66,136
Cash paid for income taxes, net	$13,528	$4,104

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Quarter Ended September 30, 2010
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$428,899	$–	$–	$428,899
Premium revenue	–	201,040	–	201,040
Revenue between segments	3,474	–	(3,474)	–
Net revenue	432,373	201,040	(3,474)	629,939

Salaries and benefits (excludes stock compensation)	166,751	4,744	–	171,495
Supplies	66,317	61	–	66,378
Medical claims	–	171,433	(3,474)	167,959
Other operating expenses	90,924	6,138	–	97,062
Provision for bad debts	54,779	–	–	54,779
Rentals and leases	9,075	393	–	9,468
Adjusted EBITDA	44,527	18,271	–	62,798

Interest expense, net	16,745	–	–	16,745
Depreciation and amortization	23,304	893	–	24,197
Stock compensation	120	–	–	120
Management fees	1,250	–	–	1,250
Earnings from continuing operations before gain on disposal of assets and income taxes	3,108	17,378	–	20,486
Gain on disposal of assets, net	314	–	–	314
Earnings from continuing operations before income taxes	$3,422	$17,378	$–	$20,800
	For the Quarter Ended September 30, 2009
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$424,963	$–	$–	$424,963
Premium revenue	–	195,093	–	195,093
Revenue between segments	2,765	–	(2,765)	–
Net revenue	427,728	195,093	(2,765)	620,056

Salaries and benefits (excludes stock compensation)	161,118	4,275	–	165,393
Supplies	62,994	50	–	63,044
Medical claims	–	173,006	(2,765)	170,241
Other operating expenses	82,532	6,192	–	88,724
Provision for bad debts	54,671	–	–	54,671
Rentals and leases	9,525	381	–	9,906
Adjusted EBITDA	56,888	11,189	–	68,077

Interest expense, net	16,761	–	–	16,761
Depreciation and amortization	23,154	799	–	23,953
Impairment of goodwill	64,639	–	–	64,639
Stock compensation	141	–	–	141
Management fees	1,250	–	–	1,250
Earnings (loss) from continuing operations before gain (loss) on disposal of assets and income taxes	(49,057)	10,390	–	(38,667)
Gain (loss) on disposal of assets, net	119	(151)	–	(32)
Earnings (loss) from continuing operations before income taxes	$(48,938)	$10,239	$–	$(38,699)

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Year Ended September 30, 2010
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$1,729,344	$–	$–	$1,729,344
Premium revenue	–	792,062	–	792,062
Revenue between segments	11,805	–	(11,805)	–
Net revenue	1,741,149	792,062	(11,805)	2,521,406

Salaries and benefits (excludes stock compensation)	664,667	19,149	–	683,816
Supplies	266,347	198	–	266,545
Medical claims	–	690,456	(11,805)	678,651
Other operating expenses	339,304	24,612	–	363,916
Provision for bad debts	197,680	–	–	197,680
Rentals and leases	38,409	1,546	–	39,955
Adjusted EBITDA	234,742	56,101	–	290,843

Interest expense, net	66,810	–	–	66,810
Depreciation and amortization	92,544	3,562	–	96,106
Stock compensation	2,487	–	–	2,487
Management fees	5,000	–	–	5,000
Earnings from continuing operations before gain on disposal of assets and income taxes	67,901	52,539	–	120,440
Gain on disposal of assets, net	108	–	–	108
Earnings from continuing operations before income taxes	$68,009	$52,539	$–	$120,548
	For the Year Ended September 30, 2009
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$1,662,469	$–	$–	$1,662,469
Premium revenue	–	699,503	–	699,503
Revenue between segments	9,316	–	(9,316)	–
Net revenue	1,671,785	699,503	(9,316)	2,361,972

Salaries and benefits (excludes stock compensation)	641,332	19,028	–	660,360
Supplies	250,310	263	–	250,573
Medical claims	–	602,076	(9,316)	592,760
Other operating expenses	302,804	22,931	–	325,735
Provision for bad debts	192,563	–	–	192,563
Rentals and leases	37,563	1,564	–	39,127
Hurricane–related property damage	938	–	–	938
Adjusted EBITDA	246,275	53,641	–	299,916

Interest expense, net	67,890	–	–	67,890
Depreciation and amortization	94,014	3,448	–	97,462
Impairment of goodwill	64,639	–	–	64,639
Stock compensation	561	–	–	561
Management fees	5,000	–	–	5,000
Earnings before gain (loss) on disposal of assets and income taxes	14,171	50,193	–	64,364
Gain (loss) on disposal of assets, net	1,616	(151)	–	1,465
Earnings from continuing operations before income taxes	$15,787	$50,042	$–	$65,829

IASIS HEALTHCARE LLC Consolidated Financial and Operating Data (Unaudited)

	Quarter Ended September 30,		Year Ended September 30,
	2010	2009	2010	2009
Consolidated Hospital Facilities
Number of acute care hospital facilities at end of period	15	15	15	15
Licensed beds at end of period	3,185	3,162	3,185	3,162
Average length of stay (days)	4.8	4.7	4.8	4.7
Occupancy rates (average beds in service)	45.3%	44.8%	46.6%	46.5%
Admissions	25,119	25,455	101,798	101,083
Percentage change	(1.3%)		0.7%
Adjusted admissions	43,158	43,106	170,812	169,721
Percentage change	0.1%		0.6%
Patient days	119,872	119,269	489,274	473,601
Adjusted patient days	197,680	192,935	790,958	762,234
Outpatient revenue as a % of gross patient revenue	40.8%	39.7%	39.6%	39.0%

IASIS HEALTHCARE LLC Supplemental Consolidated Statements of Operations Information (Unaudited) (in thousands)

	Quarter Ended September 30,		Year Ended September 30,
	2010	2009	2010	2009
Consolidated Results
Net earnings (loss) from continuing operations	$12,629	$(27,300)	$75,833	$38,253
Add:
Interest expense, net	16,745	16,761	66,810	67,890
Income tax expense (benefit)	8,171	(11,399)	44,715	27,576
Depreciation and amortization	24,197	23,953	96,106	97,462
Impairment of goodwill	–	64,639	–	64,639
Stock compensation	120	141	2,487	561
Loss (gain) on disposal of assets, net	(314)	32	(108)	(1,465)
Management fees	1,250	1,250	5,000	5,000
Adjusted EBITDA	$62,798	$68,077	$290,843	$299,916

CONTACT:
IASIS Healthcare LLC
Investor Contact:
W. Carl Whitmer, 615-844-2747
President and Chief Executive Officer
or
John M. Doyle, 615-844-2747
Chief Financial Officer
or
Media Contact:
Michele M. Peden, 615-467-1255
VP, Corporate Communications